CLIFFORD CHANCE US LLP Exhibit 10.1(b) †^

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

DATED AS OF MARCH 11, 2026
VERTICAL HORIZONS, LTD., AS BORROWER EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO AS LENDERS BANK OF UTAH, AS FACILITY AGENT BANK OF UTAH, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SECURITY TRUSTEE

AMENDMENT NO. 1 TO ELEVENTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 24, 2025
IN RESPECT OF THE PDP FINANCING OF
TEN (10) AIRBUS A320NEO AIRCRAFT AND THIRTY-TWO (32) AIRBUS A321NEO AIRCRAFT

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TABLE CONTENTS

Clause		Page
1.	Certain Definitions	1
2.	Amendments	1
3.	Conditions Precedent	2
4.	Reference to and Effect on the Credit Agreement	2
5.	Miscellaneous	2

Schedule III     Advances

THIS AMENDMENT NO. 1 TO ELEVENTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 11, 2026 (this "Amendment") is among
(1)VERTICAL HORIZONS, LTD., an exempted company incorporated with limited liability pursuant to the laws of the Cayman Islands (the "Borrower");
(2)EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(3)BANK OF UTAH, as the Facility Agent acting on behalf of the Lenders; and
(4)BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.

WHEREAS, certain parties hereto entered into the eleventh amended and restated credit agreement dated as of December 24, 2025 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft;
WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.CERTAIN DEFINITIONS
1.1Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.
2.AMENDMENTS
2.1As of the date on which all of the conditions precedent listed in Clause 3 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date") the Credit Agreement shall be amended as follows:
2.1Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule III attached hereto.

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3.CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
3.1this Amendment shall have been duly authorized, executed and delivered by the parties hereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
3.2no Default or Event of Default shall have occurred and be continuing;
3.3each Guarantee shall be in full force and effect after giving effect to this Amendment;
3.4the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement; and
3.5the Borrower hereby confirms that the representations and warranties of the Borrower in Clause 7 of the Credit Agreement are true and accurate on the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).
4.REALLOCATION
On the Effective Date the aggregate outstanding principal amount of the Loan shall be deemed to have been repaid and reborrowed such that the outstanding principal amount of the Loan reflects the amounts allocated to each Aircraft as set forth in Schedule III attached hereto.
5.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
The Credit Agreement, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.
6.MISCELLANEOUS
6.1This Amendment shall in all respects be governed by, and construed in accordance with, the law of the State of New York whether in contract, tort or otherwise and whether at law or in equity.

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6.2This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand.
6.3The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.
6.4This Amendment shall be deemed an "Operative Document" as such term is defined in Annex A to the Credit Agreement.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER VERTICAL HORIZONS, LTD., Borrower By: /s/ Ellen Christian Name: Ellen Christian Title: Director
Amendment No. 1 to Eleventh Amended and Restated Credit Agreement (Citi/Frontier PDP)

SECURITY TRUSTEE BANK OF UTAH, not in its individual capacity but solely as Security Trustee By: /s/ Jon Croasmun Name: Jon Croasmun Title: Senior Vice President
Amendment No. 1 to Eleventh Amended and Restated Credit Agreement (Citi/Frontier PDP)

FACILITY AGENT BANK OF UTAH, as Facility Agent By: /s/ Jon Croasmun Name: Jon Croasmun Title: Senior Vice President
Amendment No. 1 to Eleventh Amended and Restated Credit Agreement (Citi/Frontier PDP)

NATIXIS, NEW YORK BRANCH, as a Lender By: /s/ Scott Dunlop Name: Scott Dunlop Title: Executive Director By: /s/ Mark A Kirk Name: Mark A Kirk Title: Director
Amendment No. 1 to Eleventh Amended and Restated Credit Agreement (Citi/Frontier PDP)

Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Amendment, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower's obligations as amended by this Amendment.
Acknowledged and agreed:
GUARANTORS
FRONTIER AIRLINES HOLDINGS, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: EVP, Legal and Corporate Affairs
FRONTIER AIRLINES, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: EVP, Legal and Corporate Affairs
FRONTIER GROUP HOLDINGS, INC., as a Guarantor
By:    /s/ Howard Diamond
Name: Howard Diamond
Title: EVP, Legal and Corporate Affairs

Amendment No. 1 to Eleventh Amended and Restated Credit Agreement (Citi/Frontier PDP)

SCHEDULE III
ADVANCES

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